UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2006

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

This amendment to the registrant’s report on Form 8-K dated April 14, 2006, is for the purpose of conforming the registrant’s signature which was omitted on the original report.

Item 7.01. Regulation FD Disclosure

 On April 14, 2006, KBR, Inc., an indirect wholly owned subsidiary of the registrant, filed a registration statement on Form S-1 relating to KBR, Inc.’s initial public offering.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed below is filed herewith.

(c) Exhibits.

99.1	Registration statement on Form S-1 of KBR, Inc. filed April 14, 2006 (incorporated by reference to KBR, Inc.’s Form S-1, Registration No. 333-133302).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: April 17, 2006	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary